Goodwill	12 Months Ended
Mar. 31, 2018
Text block1 [abstract]
Goodwill
14.	Goodwill

	As at March 31,
	2018		2018		2017
	(In millions)
Balance at the beginning	US$	103.3	Rs.	6,733.2	Rs.	7,598.0
Classified as held for sale	US$	(85.6)	Rs.	(5,579.1)	Rs.	—
Impairment		—		—		(142.5)
Currency translation differences		0.2		10.4		(722.3)

Balance at the end	US$	17.9	Rs.	1,164.5	Rs.	6,733.2

As at March 31, 2018, goodwill of Rs. 1,164.5 million relates to the automotive and related activity segment (Tata and other brand vehicles including financing thereof) . As at March 31, 2017, goodwill of Rs. 1,154.1 million and Rs. 5,579.1 million relates to the automotive and related activity segment (Tata and other brand vehicles including financing thereof) and “others” segment, respectively.

As at March 31, 2018, goodwill of Rs. 990.9 million has been allocated to a joint operation. The recoverable amount of the cash generating unit has been determined based on value in use. Value in use has been determined based on future cash flows, after considering current economic conditions and trends, estimated future operating results, growth rates and anticipated future economic conditions.

As at March 31, 2018, the estimated cash flows for a period of 5 years were developed using internal forecasts, and a pre-tax discount rate of 12.4% The cash flows beyond 5 years have been extrapolated assuming 2% growth rates. The management believes that any reasonably possible change in the key assumptions would not cause the carrying amount to exceed the recoverable amount of the cash generating unit.